Subsequent Event	12 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
Subsequent Event

(24) Subsequent Events

Our Credit Agreement financial statement covenant requires an audit opinion without a “going concern” explanatory note or any similar qualification or exception and without any qualification or exception as to the scope of such audit. In anticipation of a potential covenant breach, resulting from an audit opinion including a “going concern” explanatory note, in December 2013 Alion and its Credit Agreement lenders agreed to waive this covenant. The Company paid no fee for this waiver.

Also in December 2013, the Company sold approximately $934 thousand worth of its common stock to the ESOP Trust. The Company offered and sold the securities to the ESOP Trust pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.